EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-152669) pertaining to the 2008 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(2)	Registration Statement (Form S-8 No. 333-176067) pertaining to the 2008 Stock Incentive Plan and 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(3)	Registration Statement (Form S-8 No. 333-191076) pertaining to the 2013 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(4)	Registration Statement (Form S-8 No. 333-197062) pertaining to the 2013 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(5)	Registration Statement (Form S-8 No. 333-202691) pertaining to Inducement Stock Option Awards of Idera Pharmaceuticals, Inc.

(6)	Registration Statement (Form S-8 No. 333-206129) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.

(7)	Registration Statement (Form S-8 No. 333-210090) pertaining to an Inducement Stock Option Award of Idera Pharmaceuticals, Inc.

(8)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-136610) of Idera Pharmaceuticals, Inc.

(9)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-187155) of Idera Pharmaceuticals, Inc.

(10)	Registration Statement (Form S-2 as amended by Form S-3/A No. 333-109630) of Idera Pharmaceuticals, Inc.

(11)	Registration Statement (Form S-3 No. 333-119943) of Idera Pharmaceuticals, Inc.

(12)	Registration Statement (Form S-3 No. 333-126634) of Idera Pharmaceuticals, Inc.

(13)	Registration Statement (Form S-3 No. 333-131804) of Idera Pharmaceuticals, Inc.

(14)	Registration Statement (Form S-3 No. 333-133455) of Idera Pharmaceuticals, Inc.

(15)	Registration Statement (Form S-3 No. 333-133456) of Idera Pharmaceuticals, Inc.

(16)	Registration Statement (Form S-3 No. 333-139830) of Idera Pharmaceuticals, Inc.

(17)	Registration Statement (Form S-3 as amended by Form S-3/A No. 333-185392) of Idera Pharmaceuticals, Inc.

(18)	Registration Statement (Form S-3 No. 333-186312) of Idera Pharmaceuticals, Inc.

(19)	Registration Statement (Form S-3 No. 333-189700) of Idera Pharmaceuticals, Inc.

(20)	Registration Statement (Form S-3 No. 333-210140) of Idera Pharmaceuticals, Inc.

(21)	Registration Statement (Form S-8 No. 333-217665) pertaining to an Inducement Stock Option Award of Idera Pharmaceuticals, Inc.

(22)	Registration Statement (Form S-8 No. 333-219740) pertaining to the 2017 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(23)	Registration Statement (Form S-8 No. 333-219741) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.

(24)	Registration Statement (Form S-8 No. 333-232609) pertaining to the 2017 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(25)	Registration Statement (Form S-8 No. 333-232610) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.

(26)	Registration Statement (Form S-3 No. 333-238868) of Idera Pharmaceuticals, Inc.

(27)	Registration Statement (Form S-3 No. 333-240361) of Idera Pharmaceuticals, Inc.

(28)	Registration Statement (Form S-3 No. 333-240366) of Idera Pharmaceuticals, Inc.

(29)	Registration Statement (Form S-3 No. 333-248560) of Idera Pharmaceuticals, Inc.

(30)	Registration Statement (Form S-3 and S-3/A No. 333-253804) of Idera Pharmaceuticals, Inc.

(31)	Registration Statement (Form S-8 No. 333-266038) pertaining to the 2017 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(32)	Registration Statement (Form S-8 No. 333-266039) pertaining to the 2017 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

of our report dated April 15, 2022 (except for Notes 2 and 6 related to Series X Preferred Stock and Note 14 which are dated as of November 18, 2022), with respect to the consolidated financial statements as of December 31, 2021 and for the period from March 2, 2021 (inception) to December 31, 2021 of Aceragen, Inc., incorporated by reference in this Current Report on Form 8-K/A of Idera Pharmaceuticals, Inc. and included in Annex C of the Definitive Proxy Statement on Schedule 14A of Idera Pharmaceuticals, Inc. Our audit report for the period from March 2, 2021 (inception) to December 31, 2021 contains an explanatory paragraph describing conditions that raise substantial doubt about Aceragen, Inc.’s ability to continue as a going concern as described in Note 2 to the consolidated financial statements.

/s/ FORVIS, LLP

(Formerly, Dixon Hughes Goodman LLP)

Raleigh, North Carolina

December 9, 2022